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                                                                    EXHIBIT 99.2

                                                                          Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


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RECEIVABLES

Beginning of the Month Principal Receivables:                   $   2,673,458,907.69
Beginning of the Month Finance Charge Receivables:              $     131,033,039.35
Beginning of the Month Discounted Receivables:                  $               0.00
Beginning of the Month Total Receivables:                       $   2,804,491,947.04


Removed Principal Receivables:                                  $               0.00
Removed Finance Charge Receivables:                             $               0.00
Removed Total Receivables:                                      $               0.00


Additional Principal Receivables:                               $      47,647,525.13
Additional Finance Charge Receivables:                          $         832,096.18
Additional Total Receivables:                                   $      48,479,621.31


Discounted Receivables Generated this Period:                   $               0.00


End of the Month Principal Receivables:                         $   2,604,843,793.93
End of the Month Finance Charge Receivables:                    $     122,723,791.84
End of the Month Discounted Receivables:                        $               0.00
End of the Month Total Receivables:                             $   2,727,567,585.77


Special Funding Account Balance                                 $               0.00
Aggregate Invested Amount (all Master Trust Series)             $   2,330,000,000.00
End of the Month Transferor Amount                              $     274,843,793.93
End of the Month Transferor Percentage                                        10.55%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                      RECEIVABLES


       30-59 Days Delinquent                                    $      67,807,866.49
       60-89 Days Delinquent                                    $      44,718,045.02
       90+ Days Delinquent                                      $      96,005,313.63
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                                                                          Page 2

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       Total 30+ Days Delinquent                                $     208,531,225.14
       Delinquent Percentage                                                   7.65%

Defaulted Accounts During the Month                             $      20,557,139.80
Annualized Default Percentage                                                  9.23%

Principal Collections                                                 397,629,148.50
Principal Payment Rate                                                        14.87%

Total Payment Rate                                                            15.94%


INVESTED AMOUNTS


       Class A Initial Invested Amount                        $       368,000,000.00
       Class B Initial Invested Amount                        $        32,000,000.00

INITIAL INVESTED AMOUNT                                       $       400,000,000.00


       Class A Invested Amount                                $       368,000,000.00
       Class B Invested Amount                                $        32,000,000.00

INVESTED AMOUNT                                               $       400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                15.01%
PRINCIPAL ALLOCATION PERCENTAGE                                               15.01%


MONTHLY SERVICING FEE                                         $           666,666.66

INVESTOR DEFAULT AMOUNT                                       $         3,085,626.68

CLASS A AVAILABLE FUNDS


CLASS A FLOATING PERCENTAGE                                                   92.00%

       Class A Finance Charge Collections                     $         7,264,579.29
       Other Amounts                                          $                 0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $         7,264,579.29
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                                                                          Page 3

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       Class A Monthly Interest                               $         1,644,257.22
       Class A Servicing Fee                                  $           613,333.33
       Class A Investor Default Amount                        $         2,838,776.55

TOTAL CLASS A EXCESS SPREAD                                   $         2,168,212.19


REQUIRED AMOUNT                                               $                 0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                    8.00%


       Class B Finance Charge Collections                     $           631,702.58
       Other Amounts                                          $                 0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $           631,702.58


       Class B Monthly Interest                               $           146,010.00
       Class B Servicing Fee                                  $            53,333.33

TOTAL CLASS B EXCESS SPREAD                                   $           432,359.25



EXCESS SPREAD


TOTAL EXCESS SPREAD                                             $       2,600,571.44


       Excess Spread Applied to Required Amount                 $               0.00

       Excess Spread Applied to Class A Investor                $               0.00
       Charge Offs

       Excess Spread Applied to Class B Items                   $         246,850.13

       Excess Spread Applied to Class B Investor                $               0.00
       Charge Offs
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                                                                          Page 4

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       Excess Spread Applied to Monthly Cash                    $          28,933.33
       Collateral Fee

       Excess Spread Applied to Cash Collateral                 $               0.00
       Account

       Excess Spread Applied to other amounts owed              $               0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                     $       2,324,787.98


EXCESS FINANCE CHARGES COLLECTIONS  GROUP I

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                               $      13,365,516.35


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS


EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                  $               0.00
SERIES 1995-A

       Excess Finance Charge Collections Applied to             $               0.00
       Required Amount

       Excess Finance Charge Collections Applied to             $               0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to             $               0.00
       Class B Items

       Excess Finance Charge Collections Applied to             $               0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to             $               0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to             $               0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to             $               0.00
       other amounts owed Cash Collateral Depositor
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                                                                          Page 5

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YIELD AND BASE RATE


       Base Rate (Current Month)                                               7.20%
       Base Rate (Prior Month)                                                 7.19%
       Base Rate (Two Months Ago)                                              7.26%

THREE MONTH AVERAGE BASE RATE                                                  7.22%

       Portfolio Yield (Current Month)                                        14.43%
       Portfolio Yield (Prior Month)                                          11.87%
       Portfolio Yield (Two Months Ago)                                       13.42%

THREE MONTH AVERAGE PORTFOLIO YIELD                                           13.24%


PRINCIPAL COLLECTIONS

CLASS A PRINCIPAL PERCENTAGE                                                  92.00%

       Class A Principal Collections                            $      54,883,064.33

CLASS B PRINCIPAL PERCENTAGE                                                   8.00%

       Class B Principal Collections                            $       4,772,440.38

TOTAL PRINCIPAL COLLECTIONS                                     $      59,655,504.71


REALLOCATED PRINCIPAL COLLECTIONS                               $               0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER               $               0.00
SERIES


CLASS A AMORTIZATION

       Controlled Amortization Amount                           $               0.00
       Deficit Controlled Amortization Amount                   $               0.00

CONTROLLED DISTRIBUTION AMOUNT                                  $               0.00
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                                                                          Page 6

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CLASS B AMORTIZATION

       Controlled Amortization Amount                           $               0.00
       Deficit Controlled Amortization Amount                   $               0.00

CONTROLLED DISTRIBUTION AMOUNT                                  $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL             $      59,655,504.71
SHARING


INVESTOR CHARGE OFFS


CLASS A INVESTOR CHARGE OFFS                                  $                 0.00


CLASS B INVESTOR CHARGE OFFS                                  $                 0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $                 0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $                 0.00


CASH COLLATERAL ACCOUNT

       Required Cash Collateral Amount                        $        52,000,000.00
       Available Cash Collateral Amount                       $        52,000,000.00


INTEREST RATE CAP PAYMENTS


       Class A Interest Rate Cap Paymets                      $                 0.00
       Class B Interest Rate Cap Paymets                      $                 0.00


TOTAL DRAW AMOUNT                                             $                 0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $                 0.00


                                               First USA Bank, NA
                                               as Servicer


                                               By:  /s/ Tracie Klein
                                                    -----------------------
                                                    Tracie H. Klein
                                                    First Vice President